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                                                                    EXHIBIT 10.1



            AMENDMENT TO COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

        THIS AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the "First Amendment") is entered into as of July 31, 1998 (the "Effective Date"), by and between COMBICHEM, INC., a Delaware corporation, 9050 Camino Santa Fe, San Diego, California 92121 ("CCI") and ROCHE BIOSCIENCE, a division of SYNTEX (U.S.A.) INC., a Delaware corporation, 3401 Hillview Avenue, Palo Alto, CA 94304-1397 ("RBS").

        WHEREAS, CCI and RBS have entered into a Collaborative Research and License Agreement dated as of October 25, 1996 (the "Agreement");

        WHEREAS, the parties wish to amend Program II of Appendix A of the Agreement to *** from a Lead *** Program to a Lead *** Program; and

        WHEREAS, as part of the *** , the parties wish to amend Milestone 2 of Program II of Appendix A of the Agreement to have the milestone criteria more accurately reflect the kinds of criteria that are actually used to make decisions about compound selection and the successful completion of goals, but which criteria allow for flexibility taking other properties of a molecule into account.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually agree as follows:

        1. Defined terms not otherwise defined herein shall have the meanings given them in the Agreement.

        2. Program II of Appendix A of the Agreement is hereby deleted and replaced in its entirety by the Program II of Appendix A attached to this First Amendment.

        3. Roche Bioscience paid *** for Milestone #1 (LE-1) under the Lead *** Program schedule set forth in Appendix C. Should additional milestones and royalties become due and owing in the future, such milestones and royalties shall be payable in accordance with the Lead *** Program schedule set forth in Appendix C *** .

        4. All other others and conditions of the Agreement remain in full force and effect and nothing contained herein shall be deemed to waive any rights of either party under the Agreement.

        IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute this Amendment to be effective as of the Effective Date.

COMBICHEM, INC.                          ROCHE BIOSCIENCE, A DIVISION OF SYNTEX
                                         (U.S.A.) INC.

/s/ Vicente Anido, Ph.D.                 /s/ Robert F. Booth, Ph.D.
--------------------------------------   --------------------------------------
Vicente Anido, Ph.D.                     Robert F. Booth, Ph.D.,
President and Chief Executive Officer    Senior Vice President, Head of
                                         Inflammatory Disease Unit

Date:  9-8-98                            Date:     8/31/98
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***Portions of this page have been omitted pursuant to a request for
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***Portions of this page have been omitted pursuant to a request for
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***Portions of this page have been omitted pursuant to a request for
   Confidential Treatment and filed separately with the Commission.